EXHIBIT 10.3





              AMENDMENT NO. 1 TO THE TRADEMARK LICENSE AGREEMENT


AMENDMENT NO. 1 Dated as of December 1st, 2002 (this "Amendment"), to the Trademark License Agreement effective as of September 1st, 2002, (as may be further amended, supplemented or modified from time to time, the "License Agreement"), entered by and among Administracion de Marcas Panamco, S.A. de C.V. a corporation organized and existing under the laws of the Republic of Mexico (the "Proprietor"), and The Coca-Cola Export Corporation, Mexico Branch, a Branch legally authorized to operate in the Republic of Mexico (the "Licensee"). Capitalized terms used herein and not defined shall have the meaning assigned to them in the License Agreement.

                                  WITNESSTH:

          WHEREAS, pursuant to the License Agreement, the Proprietor has granted to the Licensee a license to use the Trademarks in the Licensed Territory, pursuant to the terms and subject to the conditions set forth therein.

          WHEREAS the Proprietor and the Licensee have had discussions pursuant to which it is in the best interest of the Parties to amend certain provisions of the License Agreement as provided herein.

          WHEREAS the Proprietor and the Licensee are willing so to amend the License Agreement pursuant to the terms and subject to the conditions set forth herein.

          NOW THEREFORE, in consideration of the mutual promises herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:


          SECTION 1. Amendments.

          a) Section 1 of the License Agreement is hereby stricken in its entirety and is amended to read as follows:

          The term of this Agreement (hereinafter the "Term") shall commence on the Effective date of September 1st, 2002, and shall expire on December 31, 2002.

          b) Section 3 of the License Agreement is hereby stricken in its entirety and amended to read as follows:

          The Proprietor hereby grants to Licensee a non-exclusive license to use the Trademarks in the Licensed Territory in connection with the manufacture and sale of Purified Water. Pursuant to this non-exclusive license, Proprietor grants to Licensee such rights for the total volume of Purified Water distributed in the Licensed Territory from September 1st, 2002 through December 31st, 2002. In consideration of the rights hereby granted, the Licensee will pay to the Proprietor a royalty of U.S. $ 750,000 dollars no later than October 31st, 2002.

          c) Section 8 of the License Agreement is hereby stricken in its entirety and amended to read as follows:

          The Parties agree that, upon expiration of the Agreement and written notice to Licensee, Proprietor may, at its sole option, apply for cancellation of this Agreement with the IMPI Licensee hereby agrees to execute any required documents that the Proprietor may request in connection with canceling the recordation of this Agreement.


          SECTION 2. Conditions to Effectiveness. This Amendment No. 1 shall become effective when each party hereto shall have received executed counterparts that, when taken together, bear the signatures of the Licensee and the Proprietor.

          SECTION 3. License Agreement. Except as specifically amended hereby, the License Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the date hereof, any reference to the License Agreement shall mean the License Agreement as amended hereby.


          SECTION 4. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.


          SECTION 5. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be as effective as delivery of a manually executed counterpart of this Amendment.

          IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.


                           ADMINISTRACION DE MARCAS PANAMCO, S.A. DE C.V. As the Proprietor

                           By  /s/ Sergio Robleda
                              ----------------------------
                           Name:  SERGIO ROBLEDA
                           Title: Chief Financial Officer


                           THE COCA-COLA EXPORT CORPORATION, MEXICO BRANCH As the Licensee

                           By  /s/ Eduardo R. Arrocha
                              ----------------------------
                           Name:   EDUARDO R. ARROCHA
                           Title:  Vice President and Director, Legal